UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2015

Commission file number 001-14998

TARGA PIPELINE PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (713) 584-1000

Atlas Pipeline Partners, L.P.

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Introductory Note

On February 27, 2015, Atlas Pipeline Partners, L.P. (the “Partnership”) was acquired by Targa Resources Partners LP (“TRP”), pursuant to the Agreement and Plan of Merger, dated as of October 13, 2014 (the “Merger Agreement”), by and among Targa Resources Corp. (“TRC”), TRP, Targa Resources GP LLC, Trident MLP Merger Sub LLC, a subsidiary of TRP (“Merger Sub”), Atlas Energy, L.P. (“Atlas Energy”), the Partnership and Atlas Pipeline Partners GP, LLC, the Partnership’s general partner (the “Partnership GP”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Partnership, with the Partnership continuing as the surviving entity and a subsidiary of TRP (the “Merger”). Immediately prior to the effective time of the Merger, Atlas Energy distributed all of the equity interests in Partnership GP to TRC. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2014 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

On February 27, 2015, following the effective time of the Merger, Joe Bob Perkins and Jeffrey J. McParland were appointed as directors on the board of directors of the Partnership GP.

On February 27, 2015, following the effective time of the Merger, Joe Bob Perkins was appointed as Chief Executive Officer of the Partnership GP, and Jeffrey J. McParland was appointed President – Finance and Administration of the Partnership GP.

Joe Bob Perkins, age 54, has served as Chief Executive Officer and director of the general partner of TRP, TRC, and TRI Resources Inc. (“TRI”) since January 1, 2012. Mr. Perkins previously served as President of TRC between the date of its formation on October 27, 2005 and December 31, 2011, of the general partner of TRP between October 2006 and December 31, 2011 and of TRI between February 2004 and December 31, 2011. He was a consultant for the TRI predecessor company during 2003. Mr. Perkins was an independent consultant in the energy industry from 2002 through 2003 and was an active partner in an outdoor advertising firm during a portion of such time period. Mr. Perkins served as President and Chief Operating Officer for the Wholesale Businesses, Wholesale Group and Power Generation Group of Reliant Resources, Inc. and its parent/predecessor companies, from 1998 to 2002 and Vice President, Corporate Planning and Development, of Houston Industries from 1996 to 1998. He served as Vice President, Business Development, of Coral from 1995 to 1996 and as Director, Business Development, of Tejas from 1994 to 1995. Prior to 1994, Mr. Perkins held various positions with the consulting firm of McKinsey & Company and with an exploration and production company. Mr. Perkins’ intimate knowledge of all facets of TRC, derived from his service as President from its founding through 2011 and his current service as Chief Executive Officer and director, coupled with his broad experience in the oil and gas industry, and specifically in the midstream sector, his engineering and business educational background and his experience with the investment community enable Mr. Perkins to provide a valuable and unique perspective to the board on a range of business and management matters.

Jeffrey J. McParland, age 60, has served as President – Finance and Administration of the general partner of TRP since December 15, 2010 and of TRC and TRI since October 25, 2010. He has also served as a director of TRI since December 16, 2010. Mr. McParland served as Executive Vice President and Chief Financial Officer of TRC between October 27, 2005 and October 25, 2010 and of TRI between April 2004 and October 25, 2010 and was a consultant for the TRI predecessor company during 2003. He served as Executive Vice President and Chief Financial Officer of the general partner of TRP between October 2006 and December 15, 2010 and served as a director of the general partner of TRP from October 2006 to February 2007. Mr. McParland served as Treasurer of TRC from October 27, 2005 until May 2007, of the general partner of TRP from October 2006 until May 2007 and of TRI from April 2004 until May 2007. Mr. McParland served as Secretary of TRI between February 2004 and May 2004, at which time he was elected as Assistant Secretary. Mr. McParland served as Senior Vice President, Finance of Dynegy Inc., a company engaged in power generation, the midstream natural gas business and energy marketing, from 2000 to 2002. In this position, he was responsible for corporate finance and treasury operations activities. He served as Senior Vice President, Chief Financial Officer and Treasurer of PG&E Gas Transmission, a midstream natural gas and regulated natural gas pipeline company, from 1999 to 2000. Prior to 1999, he worked in various engineering and finance positions with companies in the power generation and engineering and construction industries. Mr. McParland’s broad experience in the oil and gas industry, and specifically in the midstream sector, enable Mr. McParland to provide a valuable and unique perspective to the board on a range of business and management matters.

The Partnership is not aware of any arrangements or understandings between Messrs. Perkins and McParland and any other person pursuant to which they were selected to their new positions with the Partnership GP. The Partnership is not aware of any transaction in which Messrs. Perkins or McParland has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

On February 27, 2015, following the effective time of the Merger, the Partnership filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Limited Partnership (the “Amended and Restated Certificate of Limited Partnership”) of Atlas Pipeline Partners, L.P., changing the name of the Partnership to “Targa Pipeline Partners LP”. A copy of the Amended and Restated Certificate of Limited Partnership is attached hereto as Exhibit 3.1 and is incorporated herein by reference. In addition, on February 27, 2015, following the effective time of the Merger, the limited partnership agreement (the “Amended and Restated Partnership Agreement”) of the Partnership was amended and restated. A copy of the Amended and Restated Partnership Agreement is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

On February 27, 2015, following the effective time of the Merger, the Partnership GP filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Formation (the “Amended and Restated Certificate of Formation”) of Atlas Pipeline Partners GP, LLC, changing the name of the Partnership GP to “Targa Pipeline Partners GP LLC”. A copy of the Amended and Restated Certificate of Formation is attached hereto as Exhibit 3.3 and is incorporated herein by reference. In addition, on February 27, 2015, following the effective time of the Merger, the limited liability company agreement (the “Amended and Restated LLC Agreement”) of the Partnership GP was amended and restated. A copy of the Amended and Restated LLC Agreement is attached hereto as Exhibit 3.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Limited Partnership of Atlas Pipeline Partners, L.P.

3.2	Third Amended and Restated Agreement of Limited Partnership of Targa Pipeline Partners LP, dated as of February 27, 2015

3.3	Amended and Restated Certificate of Formation of Atlas Pipeline Partners GP, LLC

3.4	Third Amended and Restated Limited Liability Company Agreement of Targa Pipeline Partners GP LLC, dated as of February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA PIPELINE PARTNERS LP

	By:	Targa Pipeline Partners GP LLC, its general partner

March 5, 2015	By:	/s/ Patrick J. McDonie
Patrick J. McDonie
President

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Limited Partnership of Atlas Pipeline Partners, L.P.

3.2	Third Amended and Restated Agreement of Limited Partnership of Targa Pipeline Partners LP, dated as of February 27, 2015

3.3	Amended and Restated Certificate of Formation of Atlas Pipeline Partners GP, LLC

3.4	Third Amended and Restated Limited Liability Company Agreement of Targa Pipeline Partners GP LLC, dated as of February 27, 2015

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